MassMutual Transitions SelectSM

MassMutual EvolutionSM

MassMutual Transitions®

MassMutual Artistry

Panorama Passage®

Panorama Premier

Supplement dated January 27, 2006

to the Prospectuses dated May 1, 2005

This supplement updates information in your variable annuity prospectus. This updated information pertains to the following funds:

•	MML Equity Fund

•	MML Small Cap Equity Fund

•	MML Small Company Opportunities Fund

Effective January 27, 2006, OppenheimerFunds, Inc. (OFI) will replace Babson Capital Management LLC (“Babson Capital”) as the co-sub-adviser to the MML Equity Fund pursuant to an Interim Investment Sub-Advisory Agreement that was approved by the Fund’s Board of Trustees.

It is also expected that the Board of Trustees will similarly approve in the future, with respect to the MML Small Cap Equity Fund and the MML Small Company Opportunities Fund, a change in sub-adviser from Babson Capital to OFI. This change will take place when the current Babson Capital portfolio managers of these funds become employees of OFI, which is expected to occur on or about March 31, 2006. This change is not expected to result in any changes to the investment strategy, investment process or risks for these funds.

A final Investment Sub-Advisory Agreement will need to be approved by the Board of Trustees, and shareholders of the fund, if necessary, within 150 days after January 27th.

PS05-21